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                         CENTRAL SECURITIES CORPORATION



                                   ----------




                         INTERIM REPORT TO STOCKHOLDERS

                              AS OF MARCH 31, 2008

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

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended March 31, 2008 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

      Comparative net assets are as follows:

                                                     Mar. 31, 2008    Dec. 31, 2007    Mar. 31, 2007
                                                     -------------    -------------    -------------
Net assets........................................    $612,438,385    $644,822,724     $627,727,778
Net assets per share of Common Stock..............    $      28.64    $      30.15     $      30.56
   Shares of Common Stock outstanding.............      21,385,882      21,385,882       20,538,195

      Comparative operating results are as follows:

                                                                      Three months ended March 31,
                                                                      ----------------------------
                                                                          2008            2007
                                                                          ----            ----
Net investment income.............................................      4,008,845       5,698,854
   Per share of Common Stock......................................            .19*            .28*
Net realized gain on sale of investments..........................     10,718,059       6,985,140
Decrease in net unrealized appreciation of investments............    (47,111,243)     (2,123,243)
Increase (decrease) in net assets resulting from operations.......    (32,384,339)     10,560,751

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*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the three-month period.

                                   ----------

      The annual meeting of stockholders of the Corporation was held on March 12, 2008 with 94% of Common shares being represented. At the meeting the Board of Directors was reelected and the selection of KPMG LLP as auditors of the Corporation for the year 2008 was ratified. Detailed information will be published in the June 30, 2008 Semi-Annual Report.

      In the quarter ended March 31, 2008 the Corporation did not repurchase any of its Common Stock. However, it may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the American Stock Exchange or in private transactions directly with stockholders.

      Stockholders' inquiries are welcome.

                                                CENTRAL SECURITIES CORPORATION

                                                   WILMOT H. KIDD, President


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


                          PRINCIPAL PORTFOLIO CHANGES
                           January 1 to March 31, 2008
                   (Common Stock unless specified otherwise)
                                  (unaudited)

                                                       Number of Shares
                                              ----------------------------------
                                                                         Held
                                                                       March 31,
                                              Purchased      Sold        2008
                                              ---------      ----      ---------
Abbott Laboratories ......................                  10,000       110,000
American International Group, Inc. .......     100,000                   100,000
A.S.V., Inc. .............................                 800,000(a)         --
Coherent, Inc. ...........................     150,000                   850,000
Convergys Corporation ....................      15,000                 1,730,800
GeoMet, Inc. .............................      50,000                 1,900,000
Heritage-Crystal Clean, Inc. .............      75,000                    75,000
McMoRan Exploration Co. ..................      50,000                   650,000
Murphy Oil Corporation ...................                 115,000       410,000
Precision Castparts Corporation ..........      69,000                    69,000
Sonus Networks, Inc. .....................     500,000                 3,000,000
The TriZetto Group, Inc. .................                  20,000       970,000
Tyco International Ltd. ..................                 100,000            --
Xerox Corporation ........................     700,000                   700,000

----------
(a)   Shares tendered.

                             TEN LARGEST INVESTMENTS
                                   (unaudited)

                                                March 31, 2008
                                          --------------------------
                                                          Percent of  Year First
                                          Cost    Value   Net Assets   Acquired
                                          ----    -----   ----------   --------
                                            (millions)
The Plymouth Rock Company, Inc. ......    $ 2.2   $140.0    22.9%       1982
The Bank of New York Company, Inc. ...     15.5     34.4     5.6        1993
Murphy Oil Corporation ...............      1.7     33.7     5.5        1974
Brady Corporation ....................      2.5     29.3     4.8        1984
Agilent Technologies, Inc. ...........     22.5     28.1     4.6        2005
Convergys Corporation ................     25.3     26.1     4.3        1998
Coherent, Inc. .......................     23.6     23.7     3.9        2007
Devon Energy Corporation .............     14.9     20.9     3.4        2007
Roper Industries, Inc. ...............      7.2     20.8     3.4        2003
Intel Corporation ....................      0.4     19.1     3.1        1986


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

                               BOARD OF DIRECTORS

                           Dudley D. Johnson, Chairman
                                Simms C. Browning
                                Donald G. Calder
                                  Jay R. Inglis
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                       William E. Sheeline, Vice President
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                630 Fifth Avenue
                               New York, NY 10111
                                  212-698-2020
                            866-593-2507 (toll-free)
                            www.centralsecurities.com

                          TRANSFER AGENT AND REGISTRAR

                        Computershare Trust Company, N.A.
                   P. O. Box 43069, Providence, RI 02940-3069
                                  800-756-8200
                              www.computershare.com

                                    CUSTODIAN

                                 UMB Bank, N.A.
                                 Kansas City, MO

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                    KPMG LLP
                                  New York, NY


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